EXHIBIT 99.1

8503 Hilltop Drive
Ooltewah, Tennessee 37363
(423) 238-4171

	APPROVED BY:	Jeffrey I. Badgley
Chief Executive Officer

For Immediate Release

	CONTACT:	Miller Industries, Inc.
J. Vincent Mish, Chief Financial Officer
(423) 238-4171
Frank Madonia, General Counsel
(423) 238-4171
FD
Investor Contact: Eric Boyriven
(212) 850-5600

MILLER INDUSTRIES INITIATES QUARTERLY CASH DIVIDEND POLICY AND
ANNOUNCES SHARE REPURCHASE PROGRAM

CHATTANOOGA, Tennessee, May 11, 2011 – Miller Industries, Inc. (NYSE: MLR) (the “Company”) today announced that its Board of Directors has approved a policy of paying quarterly cash dividends on its Common Stock. This approval replaces the Company’s previous policy of paying annual cash dividends. The Board declared the first such quarterly cash dividend of $0.12 per share payable on May 31, 2011 to shareholders of record as of the close of business on May 23, 2011.
The Company also announced that its Board of Directors has authorized the repurchase of up to $20,000,000 of shares of its common stock. Repurchases may be conducted through open market purchases or privately negotiated transactions and may be made from time to time depending on market conditions and other factors.
William G. Miller, Chairman of the Board of the Company stated, “Our Board’s decision to move to a quarterly cash dividend policy and to authorize repurchases of our common stock are a demonstration of our continued confidence in the Company’s financial strength and our commitment to building shareholder value. We have worked hard over the past few years to strengthen our balance sheet and deliver strong cash flows, and we are pleased to have the financial flexibility to continue investing in our business while also returning value to shareholders through this dividend and potential share repurchases.”

- MORE -

MILLER INDUSTRIES INITIATES QUARTERLY CASH DIVIDEND POLICY AND ANNOUNCES SHARE REPURCHASE PROGRAM	PAGE 2

Future payment of quarterly cash dividends will be based on the Company’s ability to satisfy all applicable statutory and regulatory requirements and its continued financial strength. Any future determination as to the payment of cash dividends will depend upon such factors as the Company’s earnings, capital requirements, financial condition, financing agreement restrictions and other factors deemed relevant by the Board of Directors.

Miller Industries is the world’s largest manufacturer of towing and recovery equipment, and markets its towing and recovery equipment under a number of well-recognized brands, including Century, Vulcan, Chevron, Holmes, Challenger, Champion, Jige, Boniface and Eagle.

Certain statements in this news release may be deemed to be forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include, without limitation, statements regarding the future payment of quarterly cash dividends.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “could,” “continue,” “future,” “potential,” “believe,” “project,” “plan,” “intend,” “seek,” “estimate,” “predict,” “expect,” “anticipate” and similar expressions, or the negative of such terms, or other comparable terminology.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are made based on our management’s beliefs as well as assumptions made by, and information currently available to, our management.  Our actual results may differ materially from the results anticipated in these forward-looking statements due to, among other things, economic and market conditions; the risks related to the general economic health of our customers; our customers’ access to capital and credit to fund purchases, including the ability of our customers to secure floor plan financing; the success and timing of existing and additional export and government orders; the cyclical nature of our industry; changes in fuel and other transportation costs; our dependence on outside suppliers of raw materials; changes in the cost of aluminum, steel and related raw materials; and those other risks discussed in our filings with the SEC, including those risks discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for fiscal 2010, which discussion is incorporated herein by this reference.  Such factors are not exclusive.  We do not undertake to update any forward-looking statement that may be made from time to time by, or on behalf of, our company.

# # #